3. EarningsPerShareTextBlock	3 Months Ended
Dec. 31, 2013
Notes
3. EarningsPerShareTextBlock

3.                   Net Loss per Common Share

Net loss per common share is computed by dividing net loss attributable to common stockholders by the sum of the weighted average number of common shares outstanding and the weighted-average dilutive common share equivalents outstanding.  The computation of net loss per common share does not assume exercise or conversion of securities that would have an anti-dilutive effect.

Common share equivalents consist of shares of common stock issuable upon the exercise of stock options, stock purchase warrants and the conversion of convertible preferred stock or debt instruments into common stock.  As of December 31, 2013 and 2012, there were 15,947,310 and 8,792,477 outstanding common share equivalents, respectively, that were not included in the computation of diluted net loss per common share as their effect would be anti-dilutive. The anti-dilutive common stock equivalents outstanding consisted of the following as of:

	December 31, 2013	December 31, 2012
Common stock options and warrants	10,648,676	4,111,587
Series C convertible preferred stock	-	480,000
Series D convertible preferred stock	225,000	3,888,440
Series E convertible preferred stock	623,384	-
Series F convertible preferred stock	4,353,000	-
Convertible debt	80,000	272,250
Restricted shares of common stock	17,250	40,200

Total common stock equivalents	15,947,310	8,792,477